UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Traeger, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUBJECT TO COMPLETION, DATED JANUARY 16, 2026
TRAEGER, INC.
533 SOUTH 400 WEST
SALT LAKE CITY, UTAH 84101
January [    ], 2026
Fellow Stockholders,
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Traeger, Inc. at 8:30 a.m.
Mountain Time, on Monday, March 2, 2026. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Special
Meeting. Please see the section entitled “Who can attend the Special Meeting?” on page 22 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Special Meeting online, it is important that your shares be represented and voted at the
Special Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United
States. Instructions regarding how you can vote are also contained on the proxy card. If you decide to attend the Special
Meeting, you will be able to vote online, even if you have previously submitted your proxy.
On behalf of our Board of Directors and the Traegerhood, thank you for your continued trust and support in Traeger, and we look forward to seeing you at the meeting.
Sincerely,

Jeremy Andrus                                                Raul Alvarez
CEO and Chairman of the Board                      Lead Independent Director
NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS
MEETING DETAILS

DATE Monday, March 2, 2026	TIME 8:30 a.m. Mountain Time	PLACE Virtually Online

The Special Meeting of Stockholders (the “Special Meeting”) of Traeger, Inc., a Delaware corporation (the “Company”), will be held at 8:30 a.m. Mountain Time on Monday, March 2, 2026. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COOK2026SM and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
THE SPECIAL MEETING WILL BE HELD FOR THE FOLLOWING
PURPOSES:

1
The approval of amendments to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock, $0.0001 par value per share, (the “Common Stock”) at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by our Board of Directors in its discretion, subject to the Board of Director’s authority to abandon such amendments; and

2	The approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.
Holders of record of our Common Stock as of the close of business on January 9, 2026 are entitled to notice of and to vote at the Special Meeting, or any continuation, postponement or adjournment of the Special Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Special Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices. The
Special Meeting may be continued or adjourned from time to time without notice other than by announcement at the
Special Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares via the toll-free telephone number or over the
Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope.
Promptly voting your shares will ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors,

Notice of Special Meeting of Stockholders
Courtland Astill
General Counsel
Salt Lake City, Utah
[            ], 2026

It is important that your shares be represented regardless of the number of shares you may hold.
Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding our intent or ability to effect a reverse stock split or regain compliance with any applicable New York Stock Exchange listing requirements.  More information regarding factors that could materially affect results and the accuracy of the forward-
looking statements contained herein may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 7, 2025, and in our subsequent filings with the SEC.
For the avoidance of doubt, neither the documents nor website references in this proxy statement, nor the materials accessible by such references, are hereby incorporated by reference absent explicit language to the contrary.

TRAEGER, INC.	1	2026 Special Meeting Proxy Statement

Traeger, Inc. 533 South 400 West Salt Lake City, UT 84101
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Traeger, Inc.
of proxies to be voted at our Special Meeting of Stockholders to be held on Monday, March 2, 2026 (the “Special
Meeting”), at 8:30 a.m., Mountain Time, and at any continuation, postponement, or adjournment of the Special Meeting.
The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting
www.virtualshareholdermeeting.com/COOK2026SM and entering your 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on January 9, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting and any continuation, postponement, or adjournment of the Special Meeting. As of the Record Date, there were 137,179,315 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Special Meeting.
We will begin to mail this proxy statement on or about [        ], 2026 to our stockholders as of the Record Date.
In this proxy statement, “Traeger,” the “Company,” “we,” “us,” and “our” refer to Traeger, Inc.
This proxy statement is available at www.proxyvote.com.
INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement.
You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Special Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Printed Copies of Our Proxy Materials.
Instructions regarding how you can vote are contained on the proxy card included in the proxy materials.
Householding.
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of

TRAEGER, INC.	2	2026 Special Meeting Proxy Statement

Proxy Statement
the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge,
Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

TRAEGER, INC.	3	2026 Special Meeting Proxy Statement
PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.  We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
VOTING MATTERS AND BOARD RECOMMENDATIONS

Proposals		Recommendation	Page

1	Approve amendments to our amended and restated certificate of incorporation (our “Certificate of Incorporation”) to effect a reverse stock split of our Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by our Board in its discretion, subject to the Board’s authority to abandon such amendments (“Proposal 1” or the “Reverse Stock Split proposal”); and	FOR	5
2	Approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.	FOR	17
WAYS TO VOTE

BY INTERNET, BEFORE AND DURING THE MEETING
Before the meeting (prior to 11:59 p.m. Eastern Time,
March 1, 2026), you can vote online at:
www.proxyvote.com
During the meeting, you can vote online by logging into the
virtual special meeting website using your 16-digit control
number: www.virtualshareholdermeeting.com/
COOK2026SM
BY PHONE, BEFORE THE MEETING Before the meeting (prior to 11:59 p.m. Eastern Time, March 1, 2026), you can vote by telephone by calling 1-800-690-6903

BY MAIL, BEFORE THE MEETING
Before the meeting, mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope. To reduce our administrative and postage costs and the environmental impact of the Special Meeting, we encourage stockholders to vote prior to the meeting via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on March 1, 2026. Stockholders may revoke their proxies at the times and in the manner described on page 24 of this proxy statement.

TRAEGER, INC.	4	2026 Special Meeting Proxy Statement

Proxy Summary
MEETING DETAILS

DATE Monday, March 2, 2026	TIME 8:30 a.m. Mountain Time	PLACE www.virtualshareholdermeeting.com/ COOK2026SM

TRAEGER, INC.	5	2026 Special Meeting Proxy Statement
PROPOSAL 1
APPROVAL OF AMENDMENTS TO
OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT
OF COMMON STOCK
The Board has unanimously approved and declared advisable, subject to stockholder approval, amendments to the
Certificate of Incorporation (the “Reverse Stock Split Amendments”), to effect, at the sole discretion of the Board, a reverse stock split of our Common Stock by combining shares of each such class of Common Stock into a lesser number of shares of the applicable class of Common Stock at a ratio ranging from any whole number between and including 1-
for-10 and 1-for-50 (the “Reverse Stock Split”), with the exact ratio within such range to be determined by the Board in its discretion, subject to the Board’s authority to abandon the other amendments notwithstanding stockholder approval of such amendments. The text of the form of Reverse Stock Split Amendments, one of which would be filed with the
Delaware Secretary of State by means of a Certificate of Amendment to amend Article IV to the Certificate of
Incorporation, is attached to this Proxy Statement as Annex A.
By approving this proposal, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a whole number of outstanding shares of our Common Stock between 10 and 50, inclusive, would be combined into one share of our Common Stock. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect the
Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment in the form of Annex A with the Delaware
Secretary of State to be effective as of the Effective Time (as defined below), and all other amendments will be abandoned.
The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including, without limitation, the anticipated impact of the Reverse Stock Split on the continued listing on the New York
Stock Exchange ("NYSE") of our Common Stock, general market and economic conditions, the historical and then-
prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our Common Stock. Although our stockholders may approve the Reverse Stock
Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.
Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock by a ratio in the range of 1-for-10 to 1-for-50 but would not effect a decrease to the number of shares of Common Stock, as applicable, that the Company is authorized to issue under the Certificate of Incorporation, the proposed Reverse Stock Split
Amendments would result in a relative increase in the number of authorized and unissued shares of our Common Stock.
For more information on the relative increase in the number of authorized shares of our Common Stock, see “Principal
Effects of the Reverse Stock Split-Issued and Outstanding Shares of Common Stock” below
Purpose and Background of the Reverse Stock Split
On January 16, 2026, the Board approved the proposed Reverse Stock Split Amendments for the following reasons:

TRAEGER, INC.	6	2026 Special Meeting Proxy Statement

Proposal 1
•implementing the Reverse Stock Split could be an effective means of regaining compliance with the minimum bid price requirement for continued listing of our Common Stock on the NYSE;
•continued listing on the NYSE could help to increase broker interest in our Common Stock and may make our
Common Stock more attractive to a broader range of investors. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market;
•the Reverse Stock Split could decrease trading price volatility for our Common Stock; and
•a higher stock price, which may be achieved through a Reverse Stock Split, could help attract, retain and motivate employees, even if our Common Stock is no longer trading on the NYSE.
NYSE Requirements for Continued Listing
Our Common Stock is listed on the NYSE under the symbol “COOK.” For our Common Stock to continue trading on the
NYSE, the Company must comply with various listing standards, including that the Company maintain a minimum average closing share price of $1.00 per share of Common Stock over a consecutive 30 trading-day period. The primary objective for effecting the Reverse Stock Split, should the Board determine to implement the Reverse Stock Split, would be to increase the per share trading price of our Common Stock in order to regain compliance with the NYSE’s continued listing minimum price criterion.
On November 19, 2025 (the “Notification Date”), we received a letter from the Regulation Department of the NYSE notifying us that the 30-trading-day average closing share price for the Company’s Common Stock was below the minimum $1.00 per share required for continued listing on the NYSE pursuant to Section 802.01C of the NYSE Listed
Company Manual (“Section 802.01C”). Under Section 802.01C, the Company has a period of six months from receipt of the notice to regain compliance with the minimum stock price listing requirement. The Company may regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the six-month cure period the Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Under the NYSE’s rules, if the Company determines that it will cure the stock price deficiency by taking an action that will require stockholder approval at its next annual meeting of stockholders, the price condition will be deemed cured if the price promptly exceeds $1.00 per share, and the price remains above that level for at least the following 30 trading days.
On November 21, 2025, we notified the NYSE that we intend to regain compliance with Section 802.01C through, among other options, a reverse stock split, for which we would seek stockholder approval no later than at the 2026 Annual
Meeting of Stockholders.
If we fail to regain compliance with the minimum stock price listing requirement by May 19, 2026, the NYSE will provide written notification that the Company’s Common Stock will be delisted. At that time, we may appeal the NYSE’s determination to a Committee of the Board of Directors of the Exchange. If we appeal, the Company must state with specificity the grounds on which we intend to challenge the determination of the NYSE staff. There can be no assurance that such an appeal would be successful.
If our Common Stock is delisted from the NYSE, the trading market for our Common Stock could become significantly less liquid, which could further reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock. Such delisting from the NYSE and continued or further decline in our stock price could also impair our ability to raise additional necessary capital through equity or debt financing.
If the Reverse Stock Split is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock immediately following the Reverse Stock Split.

TRAEGER, INC.	7	2026 Special Meeting Proxy Statement

Proposal 1
IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON
STOCK ON THE NYSE, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR
COMMON STOCK.
Investor Interest and Liquidity
In addition, in approving the proposed Reverse Stock Split Amendments, the Board considered that the Reverse Stock
Split and the anticipated resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders.
In the event that our Common Stock were to be delisted from the NYSE, our Common Stock would likely trade in the over-
the-counter market. If our Common Stock were to trade on the over-the-counter market, selling our Common Stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed.
In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Common Stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks.
Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our
Common Stock. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our Common Stock.
Decrease Price Volatility
The Board considered that the expected increase in the trading price of our Common Stock as a result of the Reverse
Stock Split could decrease trading price volatility, as currently, small changes in the price of our Common Stock result in relatively large percentage changes in such price.
Employee Retention
The Board considered that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if our Common Stock is no longer listed on the NYSE.
Accordingly, the Board believes that maintaining the NYSE listing qualifications for our Common Stock can help attract, retain, and motivate employees and members of our Board.
In light of the factors mentioned above, our Board unanimously approved the proposed Reverse Stock Split Amendments to effect the Reverse Stock Split as a potential means of increasing and maintaining the price of our Common Stock to above $1.00 per share to regain compliance with the NYSE's minimum stock price listing requirement.
Board Discretion to Implement the Reverse Stock Split
The Board believes that stockholder approval of a range of ratios (as opposed to a single reverse stock split ratio) is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the
Reverse Stock Split would be effected, if any. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be a whole number in a range of 1-for-10 to 1-for-50. The Board can only authorize the filing of one Reverse
Stock Split Amendment with the Delaware Secretary of State and all other Reverse Stock Split Amendments will be abandoned. The Board also has the authority to abandon all Reverse Stock Split Amendments.
In determining the Reverse Stock Split ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the Board will consider a number of factors, including, without limitation:

TRAEGER, INC.	8	2026 Special Meeting Proxy Statement

Proposal 1
•our ability to maintain the listing of our Common Stock on the NYSE;
•the historical trading price and trading volume of our Common Stock;
•the number of shares of our Common Stock outstanding immediately before and after the Reverse Stock Split;
•the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the
Reverse Stock Split on the trading price and trading volume of our Common Stock;
•the anticipated impact of a particular ratio on the number of holders of our Common Stock; and
•prevailing general market and economic conditions.
We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Risks Associated with the Reverse Stock Split
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not cure our non-
compliance with other NYSE listing requirements or result in a sustained increase in the per share price of our Common
Stock. There is no assurance that:
•the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding immediately before the Reverse Stock Split;
•the Reverse Stock Split will result in a per share price that will increase the level of investment in our Common
Stock by institutional investors or increase analyst and broker interest in the Company;
•the Reverse Stock Split will decrease the price volatility of our Common Stock;
•the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers who receive compensation in the form of our equity-based securities; and
•the market price per share of our Common Stock will either exceed or remain in excess of the $1.00 minimum closing price as required by the NYSE, or that we will otherwise meet the requirements of the NYSE for continued inclusion for trading on the NYSE. We may be subject to delisting proceedings prior to or following the stockholders' vote on this proposal, or prior to or following the execution of the Reverse Stock Split due to non-
compliance with other listing requirements.
Stockholders should note that the effect of the Reverse Stock Split, if any, upon the trading price of our Common Stock cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split or, even if it does, that such price will be maintained for any period of time.
Even if an increased per share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above under the section entitled “Purpose and Background of the Reverse Stock Split.” Moreover,
because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Common Stock.
While our aim is that the Reverse Stock Split will be sufficient to maintain our listing on the NYSE, it is possible that, even if the Reverse Stock Split results in a bid price for our Common Stock that exceeds $1.00 per share of Common Stock, we may not be able to continue to satisfy the NYSE’s additional requirements and standards for continued listing of our

TRAEGER, INC.	9	2026 Special Meeting Proxy Statement

Proposal 1
Common Stock on the NYSE. In addition, we may be subject to delisting proceedings prior to or following the stockholders’ vote on this proposal, or prior to or following the execution of the Reverse Stock Split due to non-compliance with other NYSE listing requirements. Specifically, the NYSE listing rules provide that the NYSE will immediately suspend trading of our Common Stock and commence delisting proceedings, without providing a cure period, if our Common Stock trades at levels viewed to be abnormally low, which is generally viewed as a price at or below $0.10, or if our average market capitalization over a consecutive 30 day-trading period is less than $15 million. If this occurred, we would not have an opportunity to cure these deficiencies, and our Common Stock would be suspended from trading on the NYSE.
We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the price of our Common Stock does not increase as a result of the Reverse Stock Split. If the trading price of our Common Stock declines after the Reverse Stock Split is effected, the decline in our overall market capitalization may be greater than would have occurred in the absence of a Reverse Stock Split, which could also result in the delisting of our Common Stock by the NYSE. Because the Reverse Stock Split will reduce the number of shares of our Common
Stock available in the public market, the trading market for our Common Stock may also become more volatile.
In addition, if the Reverse Stock Split is implemented, it may increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of our Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of our Common Stock.
Any implementation of the Reverse Stock Split will not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of our Common Stock decline as a result of the Reverse Stock Split, then the actual or intrinsic value of the shares of our Common Stock held by you would also proportionately decrease as a result of the overall decline in value.
Principal Effects of the Reverse Stock Split
Issued and Outstanding Shares of Common Stock
If the Reverse Stock Split is approved and effected, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our Common Stock upon effectiveness of the Reverse Stock Split. As of January 9, 2026, 137,179,315 shares of our Common Stock were issued and outstanding. The Reverse Stock Split would be effected simultaneously at the same exchange ratio for all outstanding shares of Common Stock, as required by our Certificate of Incorporation. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s relative percentage ownership interest in the Company, voting rights, or other rights that accompany shares of our Common Stock. Shares of our Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable, and the par value per share of each class of Common Stock will remain
$0.0001.
The Reverse Stock Split would not have any effect on the number of authorized shares of preferred stock, which would remain at 25,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock,” and together with our
Common Stock, our “Capital Stock”). Currently no shares of preferred stock are outstanding.
Relative Increase in Number of Authorized Shares of Common Stock for Issuance
The Reverse Stock Split will not affect the number of authorized shares or the par value of our Capital Stock, which will remain at 1,000,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock.

TRAEGER, INC.	10	2026 Special Meeting Proxy Statement

Proposal 1
Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the
Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our
Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.
If the proposed Reverse Stock Split Amendments are approved, all or any of the authorized and unissued shares of our
Common Stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our then current stockholders. When and if additional shares of our Common Stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of
Common Stock, including the right to cast one vote per share.
Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued shares of Common
Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of Common Stock. If these factors were reflected in the price per share of our Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.
Equity Compensation Plans and Outstanding Equity-Based Awards
We maintain (i) the Traeger, Inc. 2021 Incentive Award Plan (the “ 2021 Plan”), which is designed primarily to facilitate the grant of cash and equity incentives to directors, employees, and consultants of our Company and our subsidiaries, and (ii)
the Traeger, Inc. Deferred Compensation Plan for Directors (the “Deferred Compensation Plan” and, together with the
2021 Plan, the “Plans”), which is designed primarily to provide directors with an opportunity to defer all or a portion of their compensation, which is credited in the form of deferred stock units, which are notional units representing the right to receive shares of our Common Stock issuable under the 2021 Plan. As of January 9, 2026, 2,843,330 restricted shares
(including performance-based restricted shares), 7,819,918 restricted stock units and 2,062,104 performance stock units were outstanding under the 2021 Plan (assuming performance stock units are earned at “target”).
If the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, then (i) the total number of restricted shares of our Common Stock (including performance-based restricted shares), (ii) the total number of shares of Common Stock issuable upon vesting or settlement of outstanding restricted stock unit, performance stock unit under the Plans, and (ii) the total number of shares of Common Stock remaining available for future awards under the 2021 Plan, as well as any share-based limits in the 2021 Plan, in each case, will be proportionately reduced based on the Reverse Stock Split ratio selected by our Board, subject to the terms of the Plans and applicable award agreements. Furthermore, any stock price goals applicable to such awards will be proportionately increased based on the Reverse Stock Split ratio selected by our Board, subject to the terms of the 2021
Plan and the award agreement.
Effects of the Amendments on our Common Stock
After the Effective Time, each stockholder will own fewer shares of our Common Stock as a result of the Reverse Stock
Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our Common Stock, the proposed Reverse Stock Split Amendments will result in a relative increase in the number of authorized and unissued shares of our Common Stock. All outstanding options to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares

TRAEGER, INC.	11	2026 Special Meeting Proxy Statement

Proposal 1
issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.
For purposes of illustration, the following table contains approximate information relating to the number of shares of our
Common Stock if the Reverse Stock Split is effected at a ratio of: 1-for-10, 1-for-20, 1-for-30, 1-for-40 or 1-for-50, based on share information as of the close of business on January 9, 2026, but does not give effect to any other changes, including any issuance of securities after January 9, 2026.

	Number of shares of Common Stock before Reverse Stock Split (#)	1-for-10	1-for-20	1-for-30	1-for-40	1-for-50

Authorized	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Issued and Outstanding	137,179,315	13,717,931	6,858,965	4,572,643	3,429,482	2,743,586
Issuable or Subject to under Outstanding Equity Awards (1)	12,725,352	1,272,535	636,267	424,178	318,133	254,507
Reserved for Future Issuance under the 2021 Plan (2)	6,583,320	658,332	329,166	219,444	164,583	131,666
Authorized but Unissued and Unreserved (3)	843,512,013	984,351,202	992,175,602	994,783,735	996,087,802	996,870,241
1. Consists of shares reserved for issuance pursuant to outstanding restricted shares (including performance-based restricted shares), restricted stock units, and performance stock units (assuming performance stock units are earned at “maximum”).
2. Consists of shares reserved for future issuance under the 2021 Plan, excluding shares issuable under or subject to outstanding (including performance-
based restricted shares), restricted stock units, and performance stock units (assuming performance stock units are earned at “maximum”).
3. Consists of shares authorized but unissued and unreserved for future issuance.
Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates, if Applicable
If the proposed Reverse Stock Split Amendments are approved by the Company’s stockholders and our Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at 5:00 p.m., Eastern time, on the date that the Certificate of Amendment is filed with the Delaware Secretary of State (the “Effective Time”). At the Effective Time,
shares of our Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the Reverse
Stock Split ratio contained in the Certificate of Amendment.
Registered “Book-Entry” Holders of Common Stock
As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent, Equiniti Trust
Company, LLC ("Equiniti"), that the Reverse Stock Split has been effected. For holders of our Common Stock that are held in book-entry form, you will not need to take any action to receive post-Reverse Stock Split shares of our Common
Stock. As soon as practicable after the Effective Time, Equiniti will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-Reverse Stock Split shares of Common Stock that you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Effective Time (see “Fractional Shares” below).
Beneficial Holders of Common Stock
Upon the implementation of the Reverse Stock Split, we intend to treat shares of Common Stock held by stockholders in
“street name” (i.e., through a bank, broker or other nominee), in the same manner as registered “book-entry” holders of

TRAEGER, INC.	12	2026 Special Meeting Proxy Statement

Proposal 1
Common Stock. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares.
If a stockholder holds shares of our Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.
Holders of Certificated Shares of Common Stock
Equiniti will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-Reverse Stock Split shares in certificate form, you will receive a transmittal letter from
Equiniti as soon as practicable after the Effective Time, to the extent required to effect the Reverse Stock Split. The transmittal letter, if any, will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-Reverse Stock Split shares of our Common Stock for a new statement of ownership.
When you submit your certificate or certificates representing the pre-Reverse Stock Split shares of our Common Stock, your post-reverse stock split shares of our Common Stock will be held electronically in book-entry form in the Direct
Registration System. This means that, instead of receiving a new stock certificate representing the aggregate number of post-reverse stock split shares you own, you will receive a statement indicating the number of post-Reverse Stock Split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a certificate representing your post-Reverse Stock Split ownership interest.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY
CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.
Fractional Shares
No fractional shares or scrip will be issued if, as a result of the Reverse Stock Split, a stockholder becomes entitled to a fractional share because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share.
Common Stock
Equiniti will aggregate all fractional shares of Common Stock and sell them as soon as practicable after the Effective Time of the Reverse Stock Split at the then-prevailing prices on the open market, on behalf of the holders of our Common Stock who would otherwise be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. We expect that Equiniti will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our Common Stock (the “Aggregated Fractional Shares”). After Equiniti’s
completion of such sale, stockholders who would have been entitled to a fractional share of Common Stock will instead receive a cash payment from Equiniti in an amount equal to their respective pro rata shares of the total proceeds of that sale (the “Total Sale Proceeds”).
No Appraisal Rights
Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.
No Going Private Transaction

TRAEGER, INC.	13	2026 Special Meeting Proxy Statement

Proposal 1
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).
Interests of Certain Persons in the Proposal
Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of our
Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”
However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any of our other stockholders.
Anti-takeover Effects of Proposed Amendments
Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed Reverse Stock Split Amendments discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of
Common Stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to take over or otherwise acquire control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Certificate of Incorporation and our
Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue Preferred Stock with rights senior to those of the Common Stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.
Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company, and the
Reverse Stock Split Proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share for each class of our Common Stock will remain unchanged at $0.0001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Net loss per share - basic and diluted will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Continued SEC Reporting Requirements and Stock Listing
After the Effective Time, we would continue to be subject to periodic reporting and other requirements of the Exchange
Act, and, if our Common Stock remains listed on the NYSE up to the Effective Time, our Common Stock would continue to be listed on NYSE under the symbol “COOK.”
New CUSIP Number
After the Effective Time, the post-Reverse Stock Split shares of our Common Stock would have a new CUSIP number. A
CUSIP number is a number used to identify the Company’s equity securities.

TRAEGER, INC.	14	2026 Special Meeting Proxy Statement

Proposal 1
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders
The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to U.S. Holders (as defined below) of our Common Stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the provisions of the United States
Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), and judicial decisions, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
This discussion is limited to U.S. Holders that hold our Common Stock as a “capital asset” within the meaning of Section
1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. Holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax. In addition, it does not address consequences relevant to U.S.
Holders subject to special rules, including, without limitation:
•persons that are not U.S. Holders (as defined below) or certain former citizens or long-term residents of the
United States;
•U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•persons holding our Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•banks, insurance companies, and other financial institutions;
•real estate investment trusts or regulated investment companies;
•brokers, dealers, or traders in securities;
•S corporations or partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•tax-exempt organizations or governmental organizations;
•persons deemed to sell our Common Stock under the constructive sale provisions of the Code;
•persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•tax-qualified retirement plans;
•persons subject to any alternative minimum tax; and
•“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.
If any entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and

TRAEGER, INC.	15	2026 Special Meeting Proxy Statement

Proposal 1
certain determinations made at the partner level. Partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF OUR
COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE
U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX
CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER U.S. FEDERAL TAX LAWS (INCLUDING
ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING
JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
For purposes of the discussion below, a “U.S. Holder” is any beneficial owner of shares of our Common Stock that, for
U.S. federal income tax purposes, is or is treated as any of the following:
•an individual who is a citizen or resident of the United States;
•a corporation created or organized under the laws of the United States, any state thereof, or the District of
Columbia;
•an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S.
Holder generally should not recognize gain or loss upon the Reverse Stock Split, except as described below with respect to cash received in lieu of fractional shares. A U.S. Holder’s aggregate tax basis in the shares of the Common Stock received pursuant to the Reverse Stock Split should equal such holder’s aggregate tax basis in the shares of the Common
Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such holder’s holding period in the shares of the Common Stock received should include the holding period of the shares of Common Stock surrendered. Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered pursuant to the Reverse Stock
Split to shares of Common Stock received pursuant to the Reverse Stock Split. U.S. Holders holding shares of Common
Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder who receives cash in lieu of a fractional share of Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A U.S. Holder who receives cash in lieu of a fractional share in connection with the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of the cash received in lieu of a fractional share and the portion of such holder’s adjusted tax basis in the shares of Common Stock surrendered that is allocated to the fractional share. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the Common Stock surrendered exceeded one year at the time such stock is sold in connection with the
Reverse Stock Split. The deductibility of capital losses is subject to limitations and subject to the rules applicable to U.S.
Holders holding shares of common stock on different dates (as mentioned above). Under certain circumstances, cash received by a U.S. Holder in lieu of fractional shares could be treated as a dividend for U.S. federal income tax purposes instead of capital gain. U.S. Holders should consult their tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as dividends.

TRAEGER, INC.	16	2026 Special Meeting Proxy Statement

Proposal 1
U.S. Holders (other than corporations and certain other exempt recipients) may be subject to information reporting with respect to any cash received in exchange for a fractional share of Common Stock in connection with the Reverse Stock
Split. U.S. Holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at the applicable rate. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is properly furnished in a timely manner to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
APPROVAL OF PROPOSAL 1
As described above, if our stockholders approve the Reverse Stock Split Amendments, our Board has authorized our officers to file a Certificate of Amendment in the form of Annex A with the Delaware Secretary of State. However, even if our stockholders approve the Reverse Stock Split Amendments, our Board retains discretion to determine whether and when to file a Certificate of Amendment with the Delaware Secretary of State, or to abandon the Reverse Stock Split
Amendments notwithstanding prior stockholder approval of the Reverse Stock Split Amendments.
If our stockholders do not approve the Reverse Stock Split Amendments, the Company will not be able to effect the
Reverse Stock Split and no Certificate of Amendment in the form of Annex A will be filed with the Delaware Secretary of
State.
Approval of this Proposal 1 to amend our Certificate of Incorporation is not contingent on any other proposal. Subject to the Board’s discretion to abandon the Reverse Stock Split Amendments, if Proposal 1 is approved by our stockholders, our Certificate of Incorporation will then be amended to reflect the proposed amendments (including the applicable ratio selected by the Board).
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval of amendments to the Company’s Certificate of Incorporation to effect a Reverse Stock Split.

TRAEGER, INC.	17	2026 Special Meeting Proxy Statement
Proposal 2
APPROVAL OF AN ADJOURNMENT OF
THE SPECIAL MEETING
The Board believes that if the number of shares of the Company’s Common Stock cast in favor of Proposal 1 is insufficient to approve such proposal, it is in the best interests of the Company and its stockholders to enable the
Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal 1.
In this Proposal 2, we are asking stockholders to authorize us to adjourn the Special Meeting or any adjournment or postponement thereof to a later date or dates in order to solicit additional proxies in favor of Proposal 1. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special
Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1.
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the approval of an adjournment of the
Special Meeting, if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

TRAEGER, INC.	18	2026 Special Meeting Proxy Statement
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND
MANAGEMENT
The following sets forth the beneficial ownership of our Common Stock as of January 9, 2026 by:
•each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our Common
Stock;
•each of our current named executive officers and directors; and
•all of our current executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 137,179,315 shares of Common Stock outstanding as of January 9,
2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of January 9, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.
Unless otherwise indicated below, the address for each person or entity listed below is c/o Traeger, Inc., 533 South 400
West, Salt Lake City, UT 84101.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)	Shares Beneficially Owned (%)

5% or Greater Stockholders
AEA Fund (1)	33,519,063	24.4
Entities affiliated with OTPP (2)	24,693,075	18.0
Entities affiliated with Trilantic Capital Management L.P. (3)	17,986,994	13.1
Named Executive Officers and Directors
Jeremy Andrus (4)	20,041,198	14.6
Michael J. Hord	290,781	*
Dominic Blosil (5)	1,464,594	*
Jim Hardy (6)	725,730	*

TRAEGER, INC.	19	2026 Special Meeting Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)	Shares Beneficially Owned (%)

Raul Alvarez (7)	987,144	*
Wendy A. Beck (8)	200,461	*
Martin Eltrich	—	—
James Ho	—	—
Daniel James	—	—
Elizabeth C. Lempres (9)	216,711	*
Harjit Shoan	—	—
Steven Richman (10)	282,110	*
All directors and executive officers as a group (10 individuals) (11)	22,018,405	16.1
* Less than one percent.
1.Based solely on a Schedule 13G filed with the SEC on February 10, 2022. Consists of 33,519,063 shares of Common Stock held of record by AEA
TGP Holdco LP (the “AEA Fund”). Each of the AEA Fund, AEA Fund VI Stockholder Representative Corp., AEA Investors Fund VI LP, AEA Investors
Partners VI LP, AEA Management (Cayman) Ltd. and John L. Garcia exercises shared voting and dispositive power over such shares. The general partner of the AEA Fund is AEA Fund VI Stockholder Representative Corp., which is wholly owned by AEA Investors Fund VI LP, whose general partner is AEA Investors Partners VI LP, whose general partner is AEA Management (Cayman) Ltd. John L. Garcia is the sole stockholder and director of AEA Management (Cayman) Ltd. As a result, each of the foregoing entities and persons may be deemed to share beneficial ownership over the shares of Common Stock held of record by the AEA Fund. The address of the AEA Fund, AEA Fund VI Stockholder Representative Corp. and Mr.
Garcia is c/o AEA Investors LP, 520 Madison Ave., 40th Floor, New York, NY 10022.  The address for AEA Investors Fund VI LP, AEA Investors
Partners VI LP and AEA Management (Cayman) Ltd. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.
2.Based solely on a Schedule 13G filed by Ontario Teachers’ Pension Plan Board (“OTPP”) with the SEC on February 14, 2022. Consists of shares of
Common Stock owned by 2594868 Ontario Limited, a wholly-owned subsidiary of OTPP. Each of 2594868 Ontario Limited and OTPP exercises shared voting and dispositive power over the shares noted herein. The President and Chief Executive Officer of OTPP has delegated to each of Mr. Harjit
Shoan and Mr. Kevin Mansfield the authority to implement disposition decisions with respect to the shares of Common Stock that are held by or may be acquired by 2594868 Ontario Limited; however, approval of such decisions are made by senior personnel within the capital markets group of OTPP in accordance with internal portfolio guidelines. Voting decisions are made by OTPP in accordance with internal proxy voting guidelines. As such, each of
Mr. Shoan and Mr. Mansfield expressly disclaims beneficial ownership of the shares of Common Stock that are held by or may be acquired by 2594868
Ontario Limited or OTPP. The address for these entities is 5650 Yonge Street, 3rd Floor, Toronto, Ontario, Canada M2M 4H5.
3.Based solely on a Schedule 13G filed by Trilantic Capital Management L.P. with the SEC on February 10, 2022. Each of Trilantic Capital Management
L.P., TCP Traeger Holdings SPV LLC, Trilantic Capital Partners Associates V L.P. and Trilantic Capital Partners Associates MGP V LLC exercises sole voting and dispositive power over such shares. The address for these entities is 399 Park Avenue, 39th Floor, New York, NY 10022.
4.Consists of (i) 14,228,779 shares of Common Stock held of record by the Reporting Person, (ii) 3,510 shares of Common Stock, 959,107 shares of
Common Stock and 2,575,138 shares of Common Stock held of record by Minor Children, JA Cropston, LLC and JK Andrus Investments, LLC,
respectively, and (iii) 2,843,330 shares of Common Stock, subject to time-based and performance-base vesting, held of record by the Reporting
Person, of which the Reporting Person is the manager.
5.Based the information known to the Company at the time of Mr. Blosil's transition to an advisory role for the Company effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the three months ending March 31, 2025.
6.Based the information known to the Company at the time of Mr. Hardy's transition to an advisory role for the Company effective on December 31, 2025.
7.Consists of (i) 987,144 shares of Common Stock, which consist of 150,000 shares of Common Stock held of record by Mr. Alvarez and 382,117 shares of Common Stock held of record by family trusts and (ii) 455,027 shares of Common Stock underlying RSUs held by Mr. Alvarez that have fully vested, in each case where settlement has been deferred until the earliest to occur of (A) the director’s separation from service from the Company, (B) a
“Change in Control” (as defined in the Deferred Compensation Plan) of the Company, (C) the director’s death or (D) the director’s disability.
8.Consists of (i) 200,461 shares of Common Stock.
9.Consists of (i) 31,250 shares of Common Stock and (ii) 185,461 shares of Common Stock underlying RSUs held by Ms. Lempres that have fully vested, where settlement has been deferred until the earliest to occur of (A) the director’s separation from service from the Company, (B) a “Change in
Control” (as defined in the Deferred Compensation Plan) of the Company, (C) the director’s death or (D) the director’s disability.
10.Consists of 282,110 shares of Common Stock underlying RSUs held by Mr. Richman that have fully vested, in each case where settlement has been deferred until the earliest to occur of (A) the director’s separation from service from the Company, (B) a “Change in Control” (as defined in the Deferred
Compensation Plan) of the Company, (C) the director’s death or (D) the director’s disability.

TRAEGER, INC.	20	2026 Special Meeting Proxy Statement
11.This group of directors and executive officers includes only those currently serving as directors and executive officers as of the date of this Proxy
Statement and does not therefore include Mr. Blosil and Mr. Hardy. Consists of (i) 21,095,807 shares of Common Stock held by all directors and executive officers of the Company as a group and (ii) 922,598 shares of Common Stock underlying RSUs held by all directors and executive officers of the Company as a group that have fully vested or will vest within 60 days of January 9, 2026.

TRAEGER, INC.	21	2026 Special Meeting Proxy Statement
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026
Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our
Secretary at our offices, 533 South 400 West, Salt Lake City, Utah 84101 in writing not later than December 8, 2025.
Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting of the Company's stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than January 20, 2026 and no later than February 19, 2026. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 20, 2026, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2026 Annual Meeting or, if later, the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

TRAEGER, INC.	22	2026 Special Meeting Proxy Statement
QUESTIONS AND ANSWERS ABOUT
THE SPECIAL MEETING
OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?
The Record Date for the Special Meeting is January 9, 2026. You are entitled to vote at the Special Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Special
Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters presented at the Special Meeting.
At the close of business on the Record Date, there were 137,179,315 shares of Common Stock outstanding and entitled to vote at the Special Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER”
AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET
NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online at the Special Meeting, you should contact your bank or brokerage firm to obtain your 16-
digit control number or otherwise vote through the bank or brokerage firm.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE SPECIAL
MEETING?
A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHO CAN ATTEND THE SPECIAL MEETING?
Traeger has decided to hold the Special Meeting entirely online. You may attend the Special Meeting online only if you are a Traeger stockholder who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting.
You may attend and participate in the Special Meeting by visiting the following website:
www.virtualshareholdermeeting.com/COOK2026SM. To attend and participate in the Special Meeting, you will need the
16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a
“Guest,” but you will not be able to vote or ask questions as of the Record Date. The meeting webcast will begin promptly

TRAEGER, INC.	23	2026 Special Meeting Proxy Statement

Questions and Answers About the Special Meeting of Stockholders
at 8:30 a.m., Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at
8:15 a.m., Mountain Time, and you should allow ample time for the check-in procedures.
WHAT IF A QUORUM IS NOT PRESENT AT THE SPECIAL MEETING?
If a quorum is not present at the scheduled time of the Special Meeting, then either (i) the Chairperson of the Special
Meeting or (ii) a majority of the voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have the power to adjourn the meeting.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY
MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
Stockholders of Record. If you are a stockholder of record, you may vote:
•by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;
•by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59
p.m., Eastern Time, on March 1, 2026. To participate in the Special Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Special Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. If you submit your proxy, you may still decide to attend the Special Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Special Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet.

TRAEGER, INC.	24	2026 Special Meeting Proxy Statement

Questions and Answers About the Special Meeting of Stockholders
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of Traeger prior to the Special Meeting; or
•by voting online at the Special Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Special
Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Special Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Special Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated beginning on page 1 of this proxy statement, as well as within the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE SPECIAL
MEETING?
We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
WHY HOLD A VIRTUAL MEETING?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Special Meeting online and submit your questions by visiting
www.virtualshareholdermeeting.com/COOK2026SM. You also will be able to vote your shares electronically at the
Special Meeting by following the instructions above.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE SPECIAL
MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING
THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/COOK2026SM.

TRAEGER, INC.	25	2026 Special Meeting Proxy Statement

Questions and Answers About the Special Meeting of Stockholders
WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE
SPECIAL MEETING?
As part of the Special Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Special Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Special Meeting?” will be permitted to submit questions during the Special Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Special Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last periodic report;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chair or
Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Special
Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Special Meeting?”
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE
PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND
BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Abstentions and Broker Non- Votes

Proposal 1: Approval of Amendments to our Certificate of Incorporation	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 2: Approval of the Adjournment of the Special Meeting	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

WHAT IS AN “ABSTENTION” AND HOW WILL ABSTENTIONS BE
TREATED?
An “abstention,” in the case of the either Proposal 1 or Proposal 2, represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.
Abstentions have no effect on either Proposal 1 or Proposal 2.

TRAEGER, INC.	26	2026 Special Meeting Proxy Statement

Questions and Answers About the Special Meeting of Stockholders
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR
DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and
(2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters.  Both Proposal 1 and Proposal 2 are routine matters.  Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?
We plan to announce preliminary voting results at the Special Meeting, and we will report the final results in a Current
Report on Form 8-K, which we intend to file with the SEC after the Special Meeting.

TRAEGER, INC.	27	2026 Special Meeting Proxy Statement
OTHER BUSINESS
Our Board is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. However, if other matters should come before the Special Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

TRAEGER, INC.	28	2026 Special Meeting Proxy Statement
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Special Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at www.sec.gov.
1 Shall be a whole number between and including 10 and 50, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this
Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

TRAEGER, INC.	29	2026 Special Meeting Proxy Statement
Annex A
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TRAEGER, INC.
Pursuant to Section 242 of the General Corporation Law of the State of Delaware
Traeger, Inc., a Delaware corporation (the “Corporation”), a corporation organized and existing under and by virtue of the
General Corporation Law of the State of Delaware, does hereby certify as follows:
1.The Board of Directors of the Corporation duly adopted resolutions at a meeting recommending and declaring advisable that the Amended and Restated Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:
RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as
amended and/or restated to date, be amended and restated in its entirety to read as follows:
“That, effective as of 5 p.m. Eastern Time on the date this Certificate of Amendment to Amended and
Restated Certificate of Incorporation is filed with the Office of the Secretary of State of the State of
Delaware (the “Effective Time”), a one‑for‑[ • ]1 reverse stock split of the Corporation’s Common Stock
(as defined below) shall become effective, pursuant to which each [ • ]1 shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares)
immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully‑paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof,
(i) with respect to holders of one or more certificates which formerly represented shares of Common
Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the
Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share as reported by
The New York Stock Exchange (as adjusted to give effect to the Reverse Stock Split) on the date of the
Effective Time; provided that, whether or not fractional shares would be issuable as a result of the
Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common
Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of
Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Common

TRAEGER, INC.	30	2026 Special Meeting Proxy Statement
Stock in book‑entry form in the records of the Company’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.
Authorized Classes of Stock. The total number of shares of all classes of capital stock which the
Corporation shall have authority to issue is 1,025,000,000 shares, consisting of 1,000,000,000 shares of
Common Stock, par value $0.0001 per share (the “Common Stock”), and 25,000,000 shares of
Preferred Stock, par value $0.0001 per share (the “Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the DGCL
2.The stockholders of the Corporation duly adopted such amendment at a special meeting of the stockholders of the Corporation.
3.Such amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the
State of Delaware.
IN WITNESS WHEREOF, this Certificate of Amendment to Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this [  ] day of [Month], 2026.

By:
Name:	Jeremy Andrus
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 1, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/COOK2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 1, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82841-S28435

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRAEGER, INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2:	**For**	**Against**	**Abstain**
1. Approval of amendments to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's common stock, $0.0001 par value per share, at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by the Company's Board of Directors in its discretion.	☐	☐	☐
2. Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

NOTE: Please sign as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V82842-S28435

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRAEGER, INC.

The undersigned stockholder(s) hereby appoint(s) Jeremy Andrus, Michael Joseph (Joey) Hord and Courtland Astill, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorize(s) them to represent and vote, as provided on the other side, all the shares of TRAEGER, INC. Common Stock which the undersigned is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held at 8:30 a.m. Mountain Time, on March 2, 2026 or any continuation, postponement or adjournment thereof (the "Meeting"), with all powers which the undersigned would possess if present at the Meeting.

Such proxies are authorized to vote in their discretion (x) on any matter that the Board of Directors did not know would be presented at the Meeting by a reasonable time before the proxy solicitation was made, and (y) on such other business as may properly be brought before the Meeting or any continuation, postponement or adjournment thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

(Continued and to be marked, dated and signed, on the other side)